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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2005

                          JoS. A. Bank Clothiers, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                        0-23874                  36-3189198
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


          500 Hanover Pike
         Hampstead, Maryland                                      21074
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (410) 239-2700
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
On June 2, 2005, JoS. A. Bank Clothiers, Inc. issued a press release (the "Press Release") in which the Company announced, among other things, its sales results for May. A copy of the Press Release is attached as Exhibit 99.1.




                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JoS. A. Bank Clothiers, Inc.
                                            (Registrant)

                                            By: /s/ Robert N. Wildrick
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                                            Robert N. Wildrick
                                            Chief Executive Officer and Director


Dated: June 2, 2005

EXHIBIT INDEX

Exhibit
Number            Description
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99.1              Press Release dated June 2, 2005